Electronic Articles of Incorporation For  P05000139155

FILED

October 11, 2005

Sec. Of State

thampton

WRAPMAIL, INC.

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I

The name of the corporation is:

WRAPMAIL, INC.

Article II

The principal place of business address:

1630 NE 5th STREET

FORT LAUDERDALE, FL. US 33301

The mailing address of the corporation is:

1630 NE 5th STREET

FORT LAUDERDALE, FL. US 33301

Article III

The purpose for which this corporation is organized is:

ANY AND ALL LAWFUL BUSINESS.

Article IV

The number of shares the corporation is authorized to issue is:

1500 SHARES AT $0.00 PAR VALUE PER SHARE

Article V

The name and Florida street address of the registered agent is:

CORPORATION SERVICE COMPANY

1201 HAYS STREET

TALLAHASSEE, FL. 32301

I certify that I am familiar with and accept the responsibilities of   P05000139155

registered agent.

FILED

October 11, 2005

Sec. Of State

Thampton

Registered Agent Signature: LAURA R. DUNLAP

Article VI

The name and address of the incorporator is:

THE COMPANY CORPORATION

2711 CENTERVILLE ROAD

SUITE 400

WILMINGTON, DE 19808

Incorporator Signature: LAURA R. DUNLAP

Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title: D

ROLV E HEGGENHOUGEN

1630 NE 5TH STREET

FORT LAUDERDALE, FL. 33301 US

P05000139155

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

[  ] PICK-UP   [  ] WAIT  [  ] MAIL

(Business Entity Name)

(Document Number)

Certified Copies_________   Certificates of Status_________

COVER LETTER

TO: Amendment Section

Division of Corporations

NAME OF CORPORATION:	WrapMail, Inc.

DOCUMENT NUMBER:	P05000139155

The enclosed Articles of Amendment and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Rolv Heggenhougen
(Name of Contact Person)
WrapMail, Inc.
(Firm/Company)
4 Las Olas Boulevard
(Address)
Fort Lauderdale, FL 33301
(City/State and Zip Code)

For further information concerning this matter, please call:

Alexia D. Flemming	at	(781) 526-9545
(Name of Contact Person)		(Area Code & Daytime Telephone Number)

Enclosed is a check for the following amount:

[X]	$35 Filing Fee	[ ]	$43.75 Filing Fee & Certificate of Status	[ ]	$43.75 Filing Fee & Certified Copy (Additional copy is enclosed)	[ ]	$52.50 Filing Fee Certificate of Status Certified Copy (additional Copy is enclosed)

Mailing Address	Street Address
Amendment Section	Amendment Section
Division of Corporations	Division of Corporations
P.O. Box 6327	Clifton Building
Tallahassee, FL 32314	2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment

to

Articles of Incorporation

of

WrapMail, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P05000139155
(Document number of corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing):
NA
(Must contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or "Co.")

(A professional corporation must contain the word "chartered", "professional association," or the abbreviation "P.A.")

AMENDMENTS ADOPTED- (OTHER THAN NAME CHANGE) Indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

At a board meeting on January 23, 2006, the Board of Directors passed the following Resolution:

Resolved that the number of authorized shares of the Corporation is 20,000,000 (twenty million) shares.

Accordingly, Article IV of the Articles of Incorporation of WrapMail, Inc. shall be amended to read as follows:

The number of authorized shares of the Corporation is 20,000,000 (twenty million) shares, at $0.00 Par Value per Share.

(Attach additional pages if necessary)

If an amendment provdes for exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

(Continued)

The date of each amendment(s) adoption:	January 23, 2006
Effective date if applicable:	January 23, 2006
(no more than 90 days after amendment file date)

Adoption of Amendment(s)	(CHECK ONE)

[  ] The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

[  ] The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by

____________________________.”

(voting group)

[X] The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

[  ] The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signature	/s/ Rolv Heggenhougen
(Typed or printed name of person signing)

Chairman of the Board and President
(Title of person signing)

FILING FEE: $35

P05000139155

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

[  ] PICK-UP   [  ] WAIT  [  ] MAIL

(Business Entity Name)

(Document Number)

Certified Copies_________   Certificates of Status_________

COVER LETTER

TO: Amendment Section

Division of Corporations

NAME OF CORPORATION:	WrapMail, Inc.

DOCUMENT NUMBER:	P05000139155

The enclosed Articles of Amendment and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Brenda Lee Hamilton, Esquire
(Name of Contact Person)
Hamilton and Associates Law Group, P.A.
(Firm/Company)
101 Plaza Real South, Suite 201S
(Address)
Boca Raton, FL 33432
(City/State and Zip Code)

E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Brenda Lee Hamilton	at	(561) 416-8956
(Name of Contact Person)		(Area Code & Daytime Telephone Number)

Enclosed is a check for the following amount:

[ ]	$35 Filing Fee	[X]	$43.75 Filing Fee & Certificate of Status	[ ]	$43.75 Filing Fee & Certified Copy (Additional copy is enclosed)	[ ]	$52.50 Filing Fee Certificate of Status Certified Copy (additional Copy is enclosed)

Mailing Address	Street Address
Amendment Section	Amendment Section
Division of Corporations	Division of Corporations
P.O. Box 6327	Clifton Building
Tallahassee, FL 32314	2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment

to

Articles of Incorporation

of

WrapMail, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P05000139155
(Document number of corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A.

If amending name, enter the new name of the corporation:

______________________________________________________________ The newname must be distinguishable and contain the word “corporation,” “company,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or “Co”. A professional corporation must contain the word “chartered”, “professional association,” or the abbreviation “P.A.”

B. Enter new principal office address, if applicable:	1630 NE 5TH STREET
(Principal office address MUST BE A STREET ADDRESS)	FORT LAUDERDALE, FL 33301
C. Enter new mailing address, if applicable:	1630 NE 5TH STREET
(Mailing address MAY BE A POST OFFICE BOX)	FORT LAUDERDALE, FL 33301

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent:

New Registered Office Address:
(Florida street address)
, Florida
	(City)		(Zip Code)

New Registered Agent’s Signature, if  changing Registered Agent:

I hereby accept the appointment as registered agent. I am familiar with and accept the obligation of the position.

Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
[ ] Add
[ ] Remove

[ ] Add
[ ] Remove

[ ] Add
[ ] Remove

E. If amending or adding additional Articles, enter change(s) here:

(attach additional sheets, if necessary). (Be Specific)

Article IV of the Articles of Incorporation is deleted in its entirety and replaced with the following:

“Article IV- CAPITAL STOCK. The Corporation has the authority to issue two hundred million (200,000,000) shares of common stock without par value.”

F. If an amendment provides for an exchange, reclassification, or cancellation of issued share, provisions for implementing the amendment if not contained in the amendment itself:

(if not applicable, indicate N/A)

N/A_________________________________________________________________________________

________________________________________________________________________________________________________________________________________________________________________

The date of each amendment(s) adoption:	December 27, 2010
Effective date if applicable:
(no more than 90 days after amendment file date)

Adoption of Amendment(s)	(CHECK ONE)

[  ] The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

[  ] The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by

____________________________.”

(voting group)

[X] The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

[  ] The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signature	/s/ Rolv Heggenhougen
(Typed or printed name of person signing)

CEO
(Title of person signing)

P05000139155

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

[  ] PICK-UP   [  ] WAIT  [  ] MAIL

(Business Entity Name)

(Document Number)

Certified Copies_________   Certificates of Status_________

COVER LETTER

TO: Amendment Section

Division of Corporations

NAME OF CORPORATION:	WrapMail, Inc.

DOCUMENT NUMBER:	P05000139155

The enclosed Articles of Amendment and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Rolv E. Heggenhougen
(Name of Contact Person)
WrapMail, Inc.
(Firm/Company)
1630 NE 5th Street
(Address)
Ft. Lauderdale, FL 33301
(City/State and Zip Code)

rolv@wrapmail.com

E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Rolv E. Heggenhougen	at	(954) 253-4443
(Name of Contact Person)		(Area Code & Daytime Telephone Number)

Enclosed is a check for the following amount:

[ ]	$35 Filing Fee	[X]	$43.75 Filing Fee & Certificate of Status	[ ]	$43.75 Filing Fee & Certified Copy (Additional copy is enclosed)	[ ]	$52.50 Filing Fee Certificate of Status Certified Copy (additional Copy is enclosed)

Mailing Address	Street Address
Amendment Section	Amendment Section
Division of Corporations	Division of Corporations
P.O. Box 6327	Clifton Building
Tallahassee, FL 32314	2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment

to

Articles of Incorporation

of

WrapMail, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P05000139155
(Document number of corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A.

If amending name, enter the new name of the corporation:

______________________________________________________________ The new name must be distinguishable and contain the word “corporation,” “company,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or “Co”. A professional corporation must contain the word “chartered”, “professional association,” or the abbreviation “P.A.”

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)
C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent:

New Registered Office Address:
(Florida street address)
, Florida
	(City)		(Zip Code)

New Registered Agent’s Signature, if  changing Registered Agent:

I hereby accept the appointment as registered agent. I am familiar with and accept the obligation of the position.

Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Title	Name	Address	Type of Action
[ ] Add
[ ] Remove

[ ] Add
[ ] Remove

[ ] Add
[ ] Remove

E. If amending or adding additional Articles, enter change(s) here:

(attach additional sheets, if necessary). (Be Specific)

Article III Section 2 is deleted in its entirety and replaced with the following:

See attached sheet

F. If an amendment provides for an exchange, reclassification, or cancellation of issued share, provisions for implementing the amendment if not contained in the amendment itself:

(if not applicable, indicate N/A)

Section 2. Number of Directors. Unless provided otherwise by the Articles of Incorporation, the number of members that shall comprise the Board of Directors of the Corporation shall not be less than one or more than five. The exact number of directors shall be determined from time to time, by a resolution duly adopted by the Board of Directors. The Directors shall be elected at the annual meeting of shareholders of the Corporation, to serve until their successors are duly elected and shall qualify (subject, however, to such director’s prior death, resignation, retirement, disqualification or removal from office).

The date of each amendment(s) adoption:	January 1, 2011
Effective date if applicable:	Immediate
(no more than 90 days after amendment file date)

Adoption of Amendment(s)	(CHECK ONE)

[X] The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

[  ] The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by

____________________________.”

(voting group)

[  ] The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

[  ] The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated	January 14, 2011
Signature	/s/ Rolv Heggenhougen
(Typed or printed name of person signing)

CEO
(Title of person signing)

P05000139155

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

[  ] PICK-UP   [  ] WAIT  [  ] MAIL

(Business Entity Name)

(Document Number)

Certified Copies_________   Certificates of Status_________

COVER LETTER

TO: Amendment Section

Division of Corporations

NAME OF CORPORATION:	WrapMail, Inc.

DOCUMENT NUMBER:	P05000139155

The enclosed Articles of Amendment and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Rolv E. Heggenhougen
(Name of Contact Person)
WrapMail, Inc.
(Firm/Company)
445 NE 12th Ave.
(Address)
Ft. Lauderdale, FL 33301
(City/State and Zip Code)

reh@wrapmail.com

E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Rolv E. Heggenhougen	at	(954) 253-4443
(Name of Contact Person)		(Area Code & Daytime Telephone Number)

Enclosed is a check for the following amount:

[X]	$35 Filing Fee	[ ]	$43.75 Filing Fee & Certificate of Status	[ ]	$43.75 Filing Fee & Certified Copy (Additional copy is enclosed)	[ ]	$52.50 Filing Fee Certificate of Status Certified Copy (additional Copy is enclosed)

Mailing Address	Street Address
Amendment Section	Amendment Section
Division of Corporations	Division of Corporations
P.O. Box 6327	Clifton Building
Tallahassee, FL 32314	2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment

to

Articles of Incorporation

of

WrapMail, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P05000139155
(Document number of corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A.

If amending name, enter the new name of the corporation:

______________________________________________________________ The new name must be distinguishable and contain the word “corporation,” “company,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or “Co”. A professional corporation must contain the word “chartered”, “professional association,” or the abbreviation “P.A.”

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)
C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent:

New Registered Office Address:
(Florida street address)
, Florida
	(City)		(Zip Code)

New Registered Agent’s Signature, if  changing Registered Agent:

I hereby accept the appointment as registered agent. I am familiar with and accept the obligation of the position.

Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V = Vice President; T = Treasurer; S = Secretary; D = Director; TR = Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held/ President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leave the corporation, Sally Smith is name th eV and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X	Change	PT	John Doe
X	Remove	V	Mike Jones
X	Add	SV	Sally Smith

Type of Action	Title	Name	Address
(Check One)
1)_____ Change
_____ Add
_____ Remove

2)_____ Change
_____ Add
_____ Remove

3)_____ Change
_____ Add
_____ Remove

4)_____ Change
_____ Add
_____ Remove

5)_____ Change
_____ Add
_____ Remove

5)_____ Change
_____ Add
_____ Remove

6)_____ Change
_____ Add
_____ Remove

E. If amending or adding additional Articles, enter change(s) here:

(attach additional sheets, if necessary). (Be Specific)

Article IV of the Articles of Incorporation is deleted in its entirety and replaced with the following:

“Article IV- Capital Stock. The Corporation has the authority to issue four hundred million (400,000,000) shares of common stock without par value.”

F. If an amendment provides for an exchange, reclassification, or cancellation of issued share, provisions for implementing the amendment if not contained in the amendment itself:

(if not applicable, indicate N/A)

The date of each amendment(s) adoption:	September 17, 2012
Effective date if applicable:
(no more than 90 days after amendment file date)

Adoption of Amendment(s)	(CHECK ONE)

[  ] The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

[  ] The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by

____________________________.”

(voting group)

[X] The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

[  ] The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated	September 17, 2012
Signature	/s/ Rolv E. Heggenhougen
(Typed or printed name of person signing)

CEO
(Title of person signing)

P05000139155

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

[  ] PICK-UP   [  ] WAIT  [  ] MAIL

(Business Entity Name)

(Document Number)

Certified Copies_________   Certificates of Status_________

COVER LETTER

TO: Amendment Section

Division of Corporations

NAME OF CORPORATION:	WrapMail, Inc.

DOCUMENT NUMBER:	P05000139155

The enclosed Articles of Amendment and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Rolv E. Heggenhougen
(Name of Contact Person)
WrapMail, Inc.
(Firm/Company)
445 NE 12th Ave.
(Address)
Ft. Lauderdale, FL 33301
(City/State and Zip Code)

reh@wrapmail.com

E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Rolv E. Heggenhougen	at	(954) 253-4443
(Name of Contact Person)		(Area Code & Daytime Telephone Number)

Enclosed is a check for the following amount:

[X]	$35 Filing Fee	[ ]	$43.75 Filing Fee & Certificate of Status	[ ]	$43.75 Filing Fee & Certified Copy (Additional copy is enclosed)	[ ]	$52.50 Filing Fee Certificate of Status Certified Copy (additional Copy is enclosed)

Mailing Address	Street Address
Amendment Section	Amendment Section
Division of Corporations	Division of Corporations
P.O. Box 6327	Clifton Building
Tallahassee, FL 32314	2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment

to

Articles of Incorporation

of

WrapMail, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P05000139155
(Document number of corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A.

If amending name, enter the new name of the corporation:

______________________________________________________________ The new name must be distinguishable and contain the word “corporation,” “company,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or “Co”. A professional corporation must contain the word “chartered”, “professional association,” or the abbreviation “P.A.”

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)
C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent:

New Registered Office Address:
(Florida street address)
, Florida
	(City)		(Zip Code)

New Registered Agent’s Signature, if  changing Registered Agent:

I hereby accept the appointment as registered agent. I am familiar with and accept the obligation of the position.

Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V = Vice President; T = Treasurer; S = Secretary; D = Director; TR = Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held/ President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leave the corporation, Sally Smith is name th eV and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X	Change	PT	John Doe
X	Remove	V	Mike Jones
X	Add	SV	Sally Smith

Type of Action	Title	Name	Address
(Check One)
1)_____ Change	D	Linn Osnes	445 NE 12th Ave., Ft. Lauderdale, FL 33301
_____ Add
X Remove

2)_____ Change
_____ Add
_____ Remove

3)_____ Change
_____ Add
_____ Remove

4)_____ Change
_____ Add
_____ Remove

5)_____ Change
_____ Add
_____ Remove

5)_____ Change
_____ Add
_____ Remove

6)_____ Change
_____ Add
_____ Remove

E. If amending or adding additional Articles, enter change(s) here:

(Attach additional sheets, if necessary). (Be specific)

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

(If not applicable, indicate N/A)

Effective June 4, 2013 the company will reverse split its stock one for ten reducing the outstanding total of shares by 90%. The number of Authorized shares shall remain 400 million as prior to the reverse split.

The date of each amendment(s) adoption:	May 18, 2013
Effective date if applicable:	June 4, 2013
(no more than 90 days after amendment file date)

Adoption of Amendment(s)	(CHECK ONE)

[  ] The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

[  ] The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by

____________________________.”

(voting group)

[X] The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

[  ] The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated	May 18, 2013
Signature	/s/ Rolv E. Heggenhougen
(Typed or printed name of person signing)

CEO
(Title of person signing)

P05000139155

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

[  ] PICK-UP   [  ] WAIT  [  ] MAIL

(Business Entity Name)

(Document Number)

Certified Copies_________   Certificates of Status_________

 COVER LETTER

TO: Amendment Section

Division of Corporations

NAME OF CORPORATION:	WrapMail, Inc.

DOCUMENT NUMBER:	P05000139155

The enclosed Articles of Amendment and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Rolv E. Heggenhougen
(Name of Contact Person)
WrapMail, Inc.
(Firm/Company)
445 NE 12th Ave.
(Address)
Ft. Lauderdale, FL 33301
(City/State and Zip Code)

info@wrapmail.com

E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Rolv Heggenhougen	at	(954) 860-9994
(Name of Contact Person)		(Area Code & Daytime Telephone Number)

Enclosed is a check for the following amount:

[X]	$35 Filing Fee	[ ]	$43.75 Filing Fee & Certificate of Status	[ ]	$43.75 Filing Fee & Certified Copy (Additional copy is enclosed)	[ ]	$52.50 Filing Fee Certificate of Status Certified Copy (additional Copy is enclosed)

Mailing Address	Street Address
Amendment Section	Amendment Section
Division of Corporations	Division of Corporations
P.O. Box 6327	Clifton Building
Tallahassee, FL 32314	2661 Executive Center Circle
Tallahassee, FL 32301

Articles of Amendment

to

Articles of Incorporation

of

WrapMail, Inc.
(Name of Corporation as currently filed with the Florida Dept. of State)

P05000139155
(Document number of corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A.

If amending name, enter the new name of the corporation:

N/A______________________________________________________________ The new name must be distinguishable and contain the word “corporation,” “company,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or “Co”. A professional corporation must contain the word “chartered”, “professional association,” or the abbreviation “P.A.”

B. Enter new principal office address, if applicable:	N/A
(Principal office address MUST BE A STREET ADDRESS)
C. Enter new mailing address, if applicable:	N/A
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent:	N/A

New Registered Office Address:
(Florida street address)
, Florida
	(City)		(Zip Code)

New Registered Agent’s Signature, if  changing Registered Agent:

I hereby accept the appointment as registered agent. I am familiar with and accept the obligation of the position.

Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added: N/A

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V = Vice President; T = Treasurer; S = Secretary; D = Director; TR = Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held/ President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leave the corporation, Sally Smith is name th eV and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X	Change	PT	John Doe
X	Remove	V	Mike Jones
X	Add	SV	Sally Smith

Type of Action	Title	Name	Address
(Check One)
1)_____ Change		N/A
_____ Add
X Remove

2)_____ Change
_____ Add
_____ Remove

3)_____ Change
_____ Add
_____ Remove

4)_____ Change
_____ Add
_____ Remove

5)_____ Change
_____ Add
_____ Remove

5)_____ Change
_____ Add
_____ Remove

6)_____ Change
_____ Add
_____ Remove

E. If amending or adding additional Articles, enter change(s) here:

(Attach additional sheets, if necessary). (Be specific)

Article IV is Amended with the following addition: “The Corporation has the authority to issue up to 20 Series A Preferred shares, each convertible into 10,000,000 common shares and each having the voting power of 20,000,000 common shares.”

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

(If not applicable, indicate N/A)

N/A

The date of each amendment(s) adoption:	May 18, 2013
If other than the date this document was signed
Effective date if applicable:	June 4, 2013
(no more than 90 days after amendment file date)

Adoption of Amendment(s)	(CHECK ONE)

[X] The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

[  ] The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by

____________________________.”

(voting group)

[  ] The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

[  ] The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated	October 29, 2015
Signature	/s/ Marco Alfonsi

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Marco Alfonsi
(Typed or printed name of person signing)

CEO
(Title of person signing)